COHEN & STEERS


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                                       Buy With Knowledge - Hold With Confidence


                               Realty Majors[SM]


The Realty Majors[SM] Portfolio                               December 31, 1999


The Realty Majors Portfolio

The Equity Investor Fund Cohen & Steers Realty Majors[SM] Portfolio is a Defined Asset Fund[Registered] with investments in many of the leading Real Estate Investment Trusts ("REITs") in the U.S. The Portfolio is broadly diversified by both geographic region and property type and is designed to provide a total investment return from both current income and the potential for capital appreciation.

Investment Overview

The Fund posted positive returns during the fourth quarter as REIT share prices rallied in December. Although past performance is no guarantee of future results, the Fund's focus on the nation's leading real estate companies also enabled it to outperform general real estate benchmarks for the year and since inception. REITs, however, underperformed the broader stock markets as investor sentiment continued to favor technology and Internet related companies. Looking forward, Cohen & Steers believes the environment for REITs remains positive. The economy continues to grow at a substantial pace, occupancy levels are high, and there is strong demand for space in most major real estate markets. REIT share prices, meanwhile, are as cheap as they have ever been, based on nearly every valuation measure including price/cash flow multiple, dividend yield and price in relation to the actual value of the underlying real estate. Cohen & Steers believes that REITs offer investors significant value today given their high and secure dividends, earnings predictability and stable growth.

Realty Majors in the News Fourth Quarter 1999

* Crescent Real Estate Equities announced a new strategic plan, including a $500 million share repurchase and a commitment to maintain the current dividend, designed to maximize shareholder value.

* Equity Office Properties Trust announced a joint venture with Australian real estate investor LendLease, whereby LendLease will pay Equity Office Properties $534 million for partial interests in seven office properties. The Company will use part of the $480 million in net proceeds to fund a $250 million share repurchase program.

* First Industrial Realty Trust announced that it will sell up to $500 million in industrial properties and exit eight of its existing markets and reinvest the proceeds in Miami, San Diego, Seattle and San Francisco.

* Health Care Property Investors closed its merger with American Health Properties, increasing its asset base to $2.6 billion as well as further diversifying its tenant base and health care property types. The company announced a $40 million repurchase program of common stock and other securities.

* Highwoods Properties announced that it will initiate an asset sale program of $1 billion in 2000. Proceeds will be used to fund development, pay down debt, and to fund a 10 million share repurchase program.

* Kimco Realty received final bankruptcy court approval to acquire 63 retail locations formerly occupied by Hechingers, a bankrupt retailer for $175 million. Of the 63 properties, Kimco has already found retailers to occupy 40 locations.

* Public Storage declared a special dividend of $84 million, payable either as $0.62 per share in cash or as $0.65 per share in a new Series A Equity stock with a dividend rate of 12.25%.

* Reckson Service Industries has been renamed FrontLine Capital Group in conjunction with its focus on investing in business-to-business, e-commerce companies. Onsite Access, which is 42% owned by FrontLine Capital, filed with the SEC for a $200 million initial public offering.

* Simon Property Group announced programs designed to integrate Internet technology into its regional mall portfolio. The initiatives include YourSherpa.com, which offers the shopper the ability to scan goods in the mall and have them delivered to the home, and TenantConnect, which offers mall tenants access to an enhanced broadband Internet network.

* Vornado Realty Trust increased its ownership in Alexander's, Inc., a NYSE-listed REIT, to 32% and made a $50 million loan to Alexander's, Inc. to fund a major mixed-use development in mid-town Manhattan.

* The President signed the REIT Modernization Act, which will allow REITs to own a taxable corporation that can generate non-rental income. These subsidiaries would enable REITs to generate up to 25% of their revenues from tenant services such as telecommunications, energy, advertising, and from other non-rental real estate activities.

* Fourth quarter 1999 Funds from Operations (cash flow) growth averaged 10.1% for the companies in the Realty Majors Portfolio.

Geographic Diversification as of 12/31/99

[A map represents the geographic location of REITs, their proportions as part of the overall Portfolio as follows:

5% North West Central 20% Pacific 8% Mountain 10% South West Central 14% North East Central 3% New England 16% Mid-Atlantic 21% South Atlantic 3% South East Central]

Portfolio Highlights as of 12/31/99


Symbol                                                                   RMP001
Number of Holdings                                                           28
Total Net Assets                                                   $391 million
NAV per Unit                                                           $0.79252
Termination Date                                                    April, 2001
Investment Consultant                         Cohen & Steers Capital Management

Total Returns(*)
Past performance is no guarantee of future returns.


                                4th             ONE YEAR           ANNUALIZED
                              QUARTER       12/31/98-12/31/99     SINCE 4/23/98
Realty Majors Portfolio         1.8%              -2.0%               -6.5%
Dow Jones REIT Index (+)       -1.3%              -4.3%              -10.6%
S&P REIT (+) Index             -1.3%              -5.9%              -13.2%
DJIA (+)                       11.6%              27.2%               16.5%
S&P 500 Index (+)              14.9%              21.0%               19.1%

--------------------
                                       2

(*) Change in stock prices plus dividends reinvested divided by initial price. The Portfolio reflects deduction of ongoing expenses of .348 annually. While most holders purchased units without any sales charge, a 2% sales charge (not reflected in these figures) is currently deducted on secondary market purchases.

(+) The Dow Jones Equity REIT Total Return Index reflects both price changes and dividend payouts of 118 equity REIT stocks. The S&P REIT Index is a capitalization-weighted index of 100 REIT stocks. The Dow Jones Industrial Average is a price-weighted index of 30 large-cap common stocks chosen as representative of American industry. The S&P 500 Stock Price Composite Index (S&P 500 Index) is a capitalization weighted index of 500 large-cap common stocks. The names "Dow Jones Industrial Average" and "Dow Jones REIT Index" are the property of Dow Jones & Company, Inc. "S&P REIT Index" and "S&P 500 Index" are trademarks of The McGraw-Hill Companies, Inc.

Dividend Review

Twenty-four of the Realty Majors increased their dividends by an average 18.2% since the inception of the Fund (see reverse for details).

Dividends are paid monthly or can be reinvested in additional units of the Fund.

Sector Diversification as of 12/31/99

[A pie chart shows sector diversification of the Portfolio, sections as follows:

 6% Shopping Centers
13% Regional Malls
 4% Self Storage
 8% Office/Industrial
13% Industrial
23% Apartments
 6% Diversified
 4% Health Care
23% Office]

[Copyright] 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.

This material is authorized for client distribution only to existing shareholders.

Dividend Changes since inception - 4/23/98 through 12/31/99

Twenty-four companies have announced dividend increases averaging 18.2% (since inception).


                                                                     % Change
Company                                 New Dividend              Since 4/23/98
Public Storage Inc.                        $1.50                       70.5%
Crescent Real Estate Equities Co.           2.20                       44.7
Kimco Realty Corp.                          2.64                       37.5 [++]
Equity Office Properties Trust              1.68                       31.3
Duke-Weeks Realty Corp.                     1.56                       30.0
AvalonBay Communities Inc.                  2.08                       23.8
Vornado Realty Trust                        1.92                       20.0
Reckson Associates Realty Corp.             1.49                       18.8
ProLogis Trust                              1.34                       17.5
First Industrial Realty Trust, Inc.         2.48                       17.0
Mack-Cali Realty Corp.                     $2.32                       16.0%

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



                                                                     % Change
Company                                 New Dividend              Since 4/23/98
Equity Residential Properties Trust        3.04                        13.4
Archstone Communities Trust                1.54                        13.2
Health Care Property Investors, Inc.       2.84                        10.9
The Macerich Company                       2.04                        10.9
Highwoods Properties, Inc.                 2.22                         8.8
Post Properties Inc.                       2.80                         7.7
Nationwide Health Properties, Inc.         1.80                         7.1
The Rouse Company                          1.20                         7.1
Spieker Properties Inc.                    2.44                         7.0
Developers Diversified Realty Corp.        1.40                         6.9
Manufactured Home Communities, Inc.        1.55                         6.9
Arden Realty Inc.                          1.78                         6.0
Taubman Centers Inc.                       0.98                         4.3

--------------------
[++] Excludes $0.05 Special Dividend

The Realty Majors Portfolio as of 12/31/99


                                                                    Current
                                                 Price     Annual   Dividend     Market Cap.
Company                                Symbol  Per Share  Dividend  Yield(ss) ($ in Millions)   Property Sector

Archstone Communities Trust             ASN     $20.500    $1.54       7.5%        $2,858       Apartment
Arden Realty Inc.                       ARI      20.063     1.78       8.9          1,271       Office
AvalonBay Communities Inc.              AVB      34.625     2.08       6.0          2,276       Apartment
CarrAmerica Realty Corp.                CRE      21.375     1.85       8.7          1,428       Office
Crescent Real Estate Equities Co.       CEI      18.375     2.20      12.0          2,211       Office
Developers Diversified Realty Corp.     DDR      12.875     1.40      10.9            769       Retail
Duke-Weeks Realty Corp.                 DRE      19.500     1.56       8.0          2,442       Office/Industrial
Equity Office Properties Trust          EOP      24.625     1.68       6.8          6,210       Office
Equity Residential Properties Trust     EQR      42.688     3.04       7.1          5,396       Apartment
First Industrial Realty Trust, Inc.     FR       27.438     2.48       9.0          1,045       Industrial
Health Care Property Investors, Inc.    HCP      23.875     2.84      11.9          1,230       Health Care
Highwoods Properties, Inc.              HIW      23.625     2.22       9.4          1,458       Office
Kimco Realty Corp.                      KIM      33.875     2.64       7.8          2,057       Retail
The Macerich Company                    MAC      20.813     2.04       9.8            709       Retail
Mack-Cali Realty Corp.                  CLI      26.063     2.32       8.9          1,522       Office
Manufactured Home Communities, Inc.     MHC      24.313     1.55       6.4            585       Manufactured Homes
Nationwide Health Properties, Inc.      NHP      13.750     1.80      13.1            635       Health Care
Post Properties Inc.                    PPS      38.250     2.80       7.3          1,483       Apartment
ProLogis Trust                          PLD      19.250     1.34       7.0          3,111       Industrial
Public Storage Inc.                     PSA      22.688     1.50(")    6.6          2,935       Self Storage
Reckson Associates Realty Corp.         RA       20.500     1.49       7.2            828       Office/Industrial
Reckson Service Industries Inc.(#)      RSII     62.375     0.00       0.0          1,708       Services & Technology
The Rouse Company                       RSE      21.250     1.20       5.6          1,529       Retail
Simon Property Group Inc.               SPG      22.938     2.02       8.8          3,979       Retail
Spieker Properties Inc.                 SPK      36.438     2.44       6.7          2,314       Office/Industrial
Taubman Centers Inc.                    TCO      10.750     0.98       9.1            573       Retail
Vornado Operating Co.**                 VOO       6.000     0.00       0.0             24       Services & Technology
Vornado Realty Trust                    VNO      32.500     1.92       5.9          2,793       Diversified


(ss) Calculated by annualizing the latest quarterly or semi-annual ordinary dividend declared and dividing the result by its market value as of the close of trading on December 31, 1999. (") Includes $0.62 per share special dividend declared in November 1999.
(#) Reckson Service Industries, Inc. was spun off from Reckson Associates Realty Corp. in June 1998.
(**) Vornado Operating Co. was spun off from Vornado Realty Trust in October
1998.

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


The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate due to its policy of concentration in the securities of real estate companies. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive and environmental conditions.

                                                                  70137 IN-1/00

                                 COHEN & STEERS

[logo] Merrill Lynch                            Defined Assets Funds[Registered]
                                       Buy With Knowledge - Hold With Confidence

                               Realty Majors[SM]

                                      5